                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                               OFFER TO EXCHANGE

                         6.95% EXCHANGE NOTES DUE 2005
                     FOR OUTSTANDING 6.95% NOTES DUE 2005

                         7.15% EXCHANGE NOTES DUE 2007
                     FOR OUTSTANDING 7.15% NOTES DUE 2007

                         7.70% EXCHANGE NOTES DUE 2028
                     FOR OUTSTANDING 7.70% NOTES DUE 2028

                                      OF

                      SECURITY CAPITAL GROUP INCORPORATED

              PURSUANT TO THE PROSPECTUS DATED            , 1998

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Security Capital Group Incorporated ("Security Capital") pursuant to the Prospectus,
dated            , 1998 (the "Prospectus"), and the related Letter of
Transmittal (the "Letter of Transmittal") if the procedures for book-entry transfer cannot be completed before 5:00 p.m., New York City time, on the Expiration Date (as defined below). See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. The term "Old Notes" means Security Capital's outstanding 6.95% Notes due 2005, 7.15% Notes due 2007 and 7.70% Notes due 2028.

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
 YORK CITY TIME, ON         , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

  Deliver to: State Street Bank and Trust Company, the Exchange Agent for the
                                Exchange Offer:

              By Mail:                        By Overnight Courier or Hand:


 State Street Bank and Trust Company       State Street Bank and Trust Company
      Corporate Trust Division                  Corporate Trust Division
            P.O. Box 778                         Two International Place
        Boston, MA 02102-0078                       Boston, MA 02110
         Attn: Kelly Mullen                        Attn: Kelly Mullen
    (registered or certified mail
            recommended)

                    By Facsimile for Eligible Institutions:

                                (617) 664-5395
                    (Confirm by Telephone: (617) 664-5587)

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY OTHER THAN AS SET FORTH ABOVE SHALL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to Security Capital, in accordance with and upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which are hereby acknowledged, the principal amount of Old Notes indicated below pursuant to the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer-- Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal.


    NAME(S) AND ADDRESS(ES) OF
       REGISTERED HOLDER(S)                       OLD NOTES TENDERED
--------------------------------------------------------------------------------------
                                                                         PRINCIPAL
                                                                       AMOUNT OF OLD
                                                                       NOTES TENDERED
                                                       AGGREGATE         (MUST BE
                                                       PRINCIPAL         INTEGRAL
                                                     AMOUNT OF OLD     MULTIPLES OF
                                  SERIES OF NOTES        NOTES            $1,000)
                                ------------------------------------------------------
                                     OLD 2005
                                      NOTES
                                ------------------------------------------------------
                                     OLD 2007
                                      NOTES
                                ------------------------------------------------------
                                     OLD 2028
                                      NOTES
                                ------------------------------------------------------

                                   GUARANTEE

  The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees that a confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus will be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


 Authorized Signature:
                      ----------------------------------------------------------

 Name:
      --------------------------------------------------------------------------

 Name of Firm:
              ------------------------------------------------------------------

 Title:
       -------------------------------------------------------------------------

 Address:
         -----------------------------------------------------------------------

 Area Code and Telephone Number:
                                ------------------------------------------------

 Dated:
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